                                                            THE CHILE FUND, INC.

                                                             SEMI-ANNUAL REPORT
                                                                JUNE 30, 2002

[CH LISTED NYSE(R) LOGO]

3911-SA-02

 CONTENTS

Letter to Shareholders......................................................  1

Portfolio Summary...........................................................  4

Schedule of Investments.....................................................  5

Statement of Assets and Liabilities.........................................  7

Statement of Operations.....................................................  8

Statement of Changes in Net Assets..........................................  9

Financial Highlights........................................................ 10

Notes to Financial Statements............................................... 12

Results of Annual Meeting of Shareholders................................... 16

Description of InvestLink(SM) Program....................................... 17

Privacy Policy Notice....................................................... 20

================================================================================

 LETTER TO SHAREHOLDERS

                                                                   July 30, 2002

DEAR SHAREHOLDER:

We are writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the six months ended June 30, 2002.

At June 30, 2002, the Fund's net assets were $90.1 million. The Fund's net asset value ("NAV") was $8.88 per share, compared with $9.93 at December 31, 2001.

PERFORMANCE

For the six months ended June 30, 2002, the Fund's total return, based on NAV was down 10.57%. By comparison, the Morgan Stanley Capital International Chile Index* declined 15.61% for the same period.

The Fund had a loss, hurt by the general weakness in Chile's stock market in the period. However, it outperformed its benchmark, thanks to relatively good showings from the Fund's materials, utilities and capital-goods holdings. The Fund also benefited from being underweighted in the struggling banking sector.

THE MARKET: UP AND DOWN, BUT NOT OUT

Ah, to be free of one's troublesome neighbors. This heartfelt lament was no doubt echoed time and again by investors in Chilean equities during the first half of 2002.

During the first quarter, Chile's economy began to shrug off the regional malaise brought about by Argentina's economic meltdown in 2001. Interest rates were cut by a total of 125 basis points, to 4.75%, then a record low. Inflation was also low, and GDP growth was gaining momentum. Commodity prices were recovering.

Then, in the second quarter, the Chilean market succumbed to mounting negative news from international markets, despite a local economy that continued to do quite nicely by regional standards.

BRAZIL AND ARGENTINA (AND THE U.S.). For some time, Chile successfully resisted the fallout from the major economic crisis in neighboring Argentina. This was due primarily to its sound management of the economy, its tight fiscal discipline, and the fact that Chile has only limited trade volume with Argentina. Unfortunately, the economic outlook for another neighbor, Brazil, worsened markedly during the second quarter, with unfavorable internal and external debt numbers there suggesting that a renegotiation with international creditors could occur at some point. However, there was scant hope that much would be done to address this major issue until a new government takes office, following presidential elections in October. Investor uncertainty about the health of Brazil's economy between now and then served to destabilize Chile's market and others in the region. On top of this, the U.S. market performed poorly during the second quarter, negatively affecting many other equity markets in the world, including Chile's.

All was not bad news, however.

================================================================================

 LETTER TO SHAREHOLDERS

THE ECONOMY. Real Chilean GDP growth in April was 3.9%, and the average of the first four months of this year was 2.2%. This compared very favorably with the growth rates of other regional economies. Inflation was also under control, with most observers expecting it to remain in the 2% to 3% range. With no inflationary pressures evident in the second quarter, the central bank once again reduced rates, to a new historic low of 4%, in nominal terms (and the bank lowered rates again, by 75 basis points, in mid July).

COMMODITY PRICES. Following a significant improvement in the first quarter, commodity prices remained relatively strong during the second quarter, with both copper and pulp, two of Chile's principal exports, benefiting from improved pricing and demand, and inventory reductions.

PORTFOLIO STRATEGY
TOP 10 HOLDINGS, BY ISSUER#

                                                              % OF
     HOLDING                        SECTOR                 NET ASSETS
     -------                        ------                 ----------
 1.  CPC                      Diversified Operations          16.4
 2.  CTC                       Telephone-Integrated           16.4
 3.  Empresas CMPC           Paper & Related Products          9.5
 4.  Empresa Elec               Electric-Integrated            8.0
 5.  S.A.C.I. Fallabella   Retail-Major Department Stores      4.9
 6.  Banco Santiago                   Banking                  4.3
 7.  Entel                     Telephone-Integrated            4.0
 8.  D&S                            Food-Retail                4.0
 9.  Infraestructura              Infrastructure               3.9
10.  Colbun                     Electric-Integrated            3.3
                                                              ----
     Total                                                    74.7
                                                              ====

----------
#   Company names are abbreviations of those found in the chart on page 4.

[CHART]

SECTOR ALLOCATION
(% of net assets)

Telephone-Integrated                    20.39
Diversified Operations                  16.42
Electric-Integrated                     14.00
Food & Beverages                        10.03
Paper & Related Products                 9.45
Banking                                  8.87
Retail-Major Department Stores           4.91
Other##                                 15.93

----------
##  Other includes sectors below 4.00% of net assets.

In this volatile, externally-driven economic environment, we plan to maintain a focus on defensive stocks, such as commodity-related companies, which should be positively affected by a good pricing environment and a weaker currency (a weak currency helps exporters by making their products more price competitive with those from countries that have stronger currencies). We also favor the domestic electricity generation sector. We intend to remain underweighted in the telecommunications sector, both because we think that it will continue to be out of favor internationally, and because local providers face a negative regulatory and pricing environment. We will likely maintain an overweight position in the beverage sector, notably wine producers and exporters, reflecting our view that wine producers will likely enjoy solid growth and that currently strong pricing levels might prevail.

OUTLOOK

Chile's economy and equity marketplace will likely continue to be impacted by negative regional and international economic news, at least until the various crises are resolved.

================================================================================

 LETTER TO SHAREHOLDERS

In terms of economic performance, the regional crisis will probably restrain annualized GDP growth, perhaps falling in the 2% area for the year. This is low by Chile's historical standards, but compares very favorably with forecasts for the rest of the region. We also think that the Chilean currency will probably be under pressure, given that other currencies in the region have been struggling.

Even so, investors should keep in mind that Chile has been honed and hardened by numerous economic crises outside its borders in recent years: the Thai currency crisis, the Russian bond crisis, Argentina, now Brazil and the U.S. That Chile's economy is doing as well as it is, when those of its neighbors are floundering, suggests to us a fair degree of resiliency. We are guardedly optimistic that such experience could serve it well in the quarters ahead.

Sincerely yours,

/s/ Yaroslaw Aranowicz

Yaroslaw Aranowicz
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 17 through 19 of this report.

--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Yaroslaw Aranowicz, who is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 17, 2000. Mr. Aranowicz joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for Latin American equities and fixed income at John Hancock Financial Services in New York. He holds an M.A. in International Business Relations from the Central School of Commerce in Warsaw, as well as an M.B.A. in Finance and International Business from New York University's Stern School of Business. Mr. Aranowicz is Chief Investment Officer of the Fund. He also is an Investment Officer of The Brazilian Equity Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and The Latin America Equity Fund, Inc.

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

 SECTOR ALLOCATION

                                   JUNE 30, 2002    DECEMBER 31, 2001
Banking                                    8.87%                7.05%
Chemicals-Diversified                      2.52%                0.88%
Diversified Operations                    16.42%               13.96%
Electric-Integrated                       14.00%               24.44%
Food & Beverages                          10.03%               11.76%
Food-Retail                                3.96%                4.54%
Infrastructure                             3.87%                2.60%
Mining                                     2.19%                1.23%
Paper & Related Products                   9.45%                6.47%
Retail-Major Department Stores             4.91%                3.96%
Telephone-Integrated                      20.39%               18.24%
Other                                      3.39%                4.87%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                          PERCENT OF
      HOLDING                                                             SECTOR                          NET ASSETS
-------------------------------------------------------------------------------------------------------------------
   1. Compania de Petroleos de Chile S.A.                         Diversified Operations                     16.4
-------------------------------------------------------------------------------------------------------------------
   2. Compania de Telecomunicaciones de Chile S.A.                 Telephone-Integrated                      16.4
-------------------------------------------------------------------------------------------------------------------
   3. Empresas CMPC S.A.                                         Paper & Related Products                     9.5
-------------------------------------------------------------------------------------------------------------------
   4. Empresa Nacional de Electricidad S.A.                         Electric-Integrated                       8.0
-------------------------------------------------------------------------------------------------------------------
   5. S.A.C.I. Falabella, S.A.                                Retail-Major Department Stores                  4.9
-------------------------------------------------------------------------------------------------------------------
   6. Banco Santiago S.A.                                                 Banking                             4.3
-------------------------------------------------------------------------------------------------------------------
   7. Empresa Nacional de Telecomunicaciones S.A.                  Telephone-Integrated                       4.0
-------------------------------------------------------------------------------------------------------------------
   8. Distribucion y Servicio D&S S.A.                                  Food-Retail                           4.0
-------------------------------------------------------------------------------------------------------------------
   9. Infraestructura 2000                                            Infrastructure                          3.9
-------------------------------------------------------------------------------------------------------------------
  10. Colbun S.A.                                                   Electric-Integrated                       3.3
-------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      NO. OF          VALUE
DESCRIPTION                                           SHARES         (NOTE A)
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-99.22%

 BANKING-8.87%
Banco de Chile, Series F...........................  45,113,684    $   1,241,028
Banco Santander Chile, Class A.....................  46,043,438        2,747,662
Banco Santiago S.A................................. 228,848,537        3,853,835
SM-Chile S.A., Class B.............................   4,227,200          147,664
                                                                   -------------
                                                                       7,990,189
                                                                   -------------

 CERAMIC PRODUCTS-0.47%
Ceramicas Cordillera S.A...........................      68,465          423,515
                                                                   -------------

 CHEMICALS-DIVERSIFIED-2.52%
Sociedad Quimica y Minera
 de Chile S.A., Class B............................   1,012,228        2,268,876
                                                                   -------------

 CONTAINERS-METAL/GLASS-0.49%
Cristalerias de Chile S.A..........................      80,481          445,249
                                                                   -------------

 DIVERSIFIED OPERATIONS-16.42%
Compania de Petroleos de
 Chile S.A.........................................   4,493,509       14,787,605
                                                                   -------------

 ELECTRIC-INTEGRATED-14.00%
Colbun S.A.........................................  48,159,147        2,943,312
Empresa Nacional de
 Electricidad S.A..................................  26,908,697        7,216,254
Enersis S.A.+......................................  21,071,645        2,453,886
                                                                   -------------
                                                                      12,613,452
                                                                   -------------

 ENGINEERING & CONSTRUCTION-0.43%
Besalco S.A........................................     265,603          386,585
                                                                   -------------
 FOOD & BEVERAGES-10.03%
Coca-Cola Embonor S.A.,
 Class A+..........................................   3,263,442          854,988
Compania Cervecerias
 Unidas S.A........................................     788,794        2,445,428
Embotelladora Andina S.A., PNA.....................   1,405,038        1,595,124
Embotelladora Andina S.A., PNB.....................   1,311,129        1,332,025
Vina Concha y Toro S.A.............................   2,932,919        1,955,137
Vina San Pedro S.A.+...............................  78,319,655          850,396
                                                                   -------------
                                                                       9,033,098
                                                                   -------------

                                                      NO. OF          VALUE
DESCRIPTION                                           SHARES         (NOTE A)
--------------------------------------------------------------------------------
F FOOD-RETAIL-3.96%
Distribucion y Servicio
 D&S S.A...........................................   4,054,149    $   3,245,443
Distribucion y Servicio
 D&S S.A., ADR.....................................      27,400          325,786
                                                                   -------------
                                                                       3,571,229
                                                                   -------------

 INFRASTRUCTURE-3.87%
Infraestructura 2000*+.............................  19,568,922        3,489,687
                                                                   -------------

 INSURANCE-0.29%
Compania de Seguros La
 Prevision Vida S.A................................     500,000          258,351
                                                                   -------------

 MINING-2.19%
Antofagasta plc....................................     215,903        1,971,897
                                                                   -------------

 PAPER & RELATED PRODUCTS-9.45%
Empresas CMPC S.A..................................     906,508        8,510,264
                                                                   -------------

 REAL ESTATE INVESTMENT & MANAGEMENT-0.24%
Parque Arauco S.A.+................................   1,000,000          218,325
                                                                   -------------

 RETAIL-MAJOR DEPARTMENT STORES-4.91%
S.A.C.I. Falabella, S.A............................   5,843,990        4,422,906
                                                                   -------------

 STEEL-0.62%
Compania Acero del
 Pacifico S.A......................................     826,642          553,461
                                                                   -------------

 TELEPHONE-INTEGRATED-20.39%
Compania de Telecomunicaciones
 de Chile S.A., Class A............................   4,915,060       14,736,953
Empresa Nacional de
 Telecomunicaciones S.A............................     674,787        3,630,031
                                                                   -------------
                                                                      18,366,984
                                                                   -------------

 TEXTILES-0.07%
Zalaquett S.A.+....................................   1,496,767           58,821
                                                                   -------------

TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES(Cost $82,950,960)......................                   89,370,494
                                                                   -------------

================================================================================

                                                                               5

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)(CONCLUDED)
--------------------------------------------------------------------------------

                                                      NO. OF          VALUE
DESCRIPTION                                           SHARES         (NOTE A)
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS-1.50%

 CHILEAN MUTUAL FUNDS-1.50%
Bice Drefyus Manager Fund ..........................    238,202    $     582,287
Security Check Fund ................................    185,719          771,557
                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $1,326,405) ............................................        1,353,844
                                                                   -------------

TOTAL INVESTMENTS-100.72%
 (Cost $84,277,365) (Notes A,D)................................       90,724,338
                                                                   -------------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.72)%..........................................         (645,685)
                                                                   -------------
NET ASSETS-100.00%.............................................    $  90,078,653
                                                                   =============

--------------------------------------------------------------------------------
+   Security is non-income producing.
*   Not readily marketable security (See Note A).
ADR American Depositary Receipts.
PNA Preferred Shares, Class A.
PNB Preferred Shares, Class B.

================================================================================

6                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $84,277,365) (Note A).................................  $90,724,338
Cash (including $4,368 of foreign currencies with a cost of $4,368) (Note A)......       65,076
Receivable for investments sold...................................................      238,094
Prepaid expenses and other assets.................................................       17,489
                                                                                    -----------
Total Assets......................................................................   91,044,997
                                                                                    -----------

 LIABILITIES

Payables:
  Investments purchased...........................................................      259,458
  Investment advisory fee (Note B)................................................      253,900
  Administration fees (Note B)....................................................       27,030
  Directors' fees.................................................................       13,219
  Other accrued expenses..........................................................      171,205
  Chilean repatriation taxes (Note A).............................................      241,532
                                                                                    -----------
Total Liabilities.................................................................      966,344
                                                                                    -----------
NET ASSETS (applicable to 10,139,926 shares of common stock outstanding) (Note C).  $90,078,653
                                                                                    ===========

NET ASSET VALUE PER SHARE ($90,078,653 DIVIDE BY 10,139,926)......................  $      8.88
                                                                                    ===========

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 10,139,926 shares issued and outstanding
   (100,000,000 shares authorized)................................................  $    10,140
Paid-in capital...................................................................   81,039,342
Undistributed net investment income...............................................    1,892,682
Accumulated net realized gain on investments and foreign currency related
  transactions....................................................................      693,849
Net unrealized appreciation in value of investments and translation of
  other assets and liabilities denominated in foreign currencies..................    6,442,640
                                                                                    -----------
Net assets applicable to shares outstanding.......................................  $90,078,653
                                                                                    ===========

================================================================================

See accompanying notes to financial statements.                                7

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME

Income (Note A):
  Dividends ..............................................................................  $  1,587,413
  Interest ...............................................................................         6,073
  Less: Foreign taxes withheld ...........................................................        (9,199)
                                                                                            ------------
  Total Investment Income ................................................................     1,584,287
                                                                                            ------------
Expenses:
  Investment advisory fees (Note B) ......................................................       544,668
  Professional fees ......................................................................       137,135
  Custodian fees .........................................................................       118,681
  Tender offer fees (Note F) .............................................................        87,169
  Administration fees (Note B) ...........................................................        78,125
  Printing ...............................................................................        74,192
  Accounting fees ........................................................................        20,005
  Transfer agent fees ....................................................................        19,834
  NYSE listing fees ......................................................................        16,489
  Directors' fees ........................................................................        13,470
  Insurance ..............................................................................         2,810
  Other ..................................................................................         9,524
  Chilean repatriation taxes (Note A) ....................................................       241,532
                                                                                            ------------
  Total Expenses .........................................................................     1,363,634
                                                                                            ------------
  Plus: Reversal of Chilean repatriation tax accrual .....................................     1,051,670
                                                                                            ------------
  Net Investment Income ..................................................................     1,272,323
                                                                                            ------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
  Investments ............................................................................     3,323,040
  Foreign currency related transactions ..................................................      (191,392)
Net change in unrealized appreciation in value of investments and translation of other
  assets and liabilities denominated in foreign currencies ...............................   (18,127,090)
                                                                                            ------------
Net realized and unrealized loss on investments and foreign currency related transactions.   (14,995,442)
                                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................  $(13,723,119)
                                                                                            ============

================================================================================

8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            FOR THE SIX MONTHS      FOR THE YEAR
                                                                           ENDED JUNE 30, 2002          ENDED
                                                                              (UNAUDITED)         DECEMBER 31, 2001
                                                                           -------------------    -----------------
DECREASE IN NET ASSETS

Operations:
  Net investment income ...................................................    $  1,272,323        $  2,816,823
  Net realized gain/(loss) on investments and foreign currency related
    transactions ..........................................................       3,131,648          (1,603,285)
  Net change in unrealized appreciation  in value of investments and translation of other assets and liabilities denominated in
    foreign currencies ....................................................     (18,127,090)         (7,742,224)
                                                                               ------------        ------------
      Net decrease in net assets resulting from operations ................     (13,723,119)         (6,528,686)
                                                                               ------------        ------------
Dividends and distributions to shareholders:
  Net investment income ...................................................              --          (2,039,539)
  Net realized gain on investments ........................................              --         (11,615,562)
                                                                               ------------        ------------
      Total dividends and distributions to shareholders ...................              --         (13,655,101)
                                                                               ------------        ------------
Capital share transactions:
  Cost of 3,379,976 shares purchased under Tender Offer (Note F) ..........     (30,487,384)                 --
                                                                               ------------        ------------
      Total decrease in net assets ........................................     (44,210,503)        (20,183,787)
                                                                               ------------        ------------

NET ASSETS

 Beginning of period ......................................................     134,289,156         154,472,943
                                                                               ------------        ------------
 End of period* ...........................................................    $ 90,078,653        $134,289,156
                                                                               ============        ============

----------
* Includes undistributed net investment income of $1,892,682 and $620,359, respectively.

================================================================================

See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS #
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                      FOR THE SIX
                                                                      MONTHS ENDED       FOR THE YEAR ENDED DECEMBER 31,
                                                                      JUNE 30, 2002      -------------------------------
                                                                       (UNAUDITED)              2001          2000
                                                                      -------------           --------      --------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period .................................     $9.93                $11.43        $15.22
                                                                        --------              --------      --------
Net investment income/(loss) .........................................      0.10*                 0.21         (0.06)+
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions++ ............................     (1.31)                (0.70)        (3.36)
                                                                        --------              --------      --------
Net increase/(decrease) in net assets resulting from operations ......     (1.21)                (0.49)        (3.42)
                                                                        --------              --------      --------
Dividends and distributions to shareholders:
   Net investment income .............................................        --                 (0.15)        (0.01)
   Net realized gain on investments and foreign currency
     related transactions ............................................        --                 (0.86)        (0.58)
   In excess of net investment income ................................        --                    --            --
   In excess of net realized gains on investments and foreign
     currency related transactions ...................................        --                    --            --
                                                                        --------              --------      --------
Total dividends and distributions to shareholders ....................        --                 (1.01)        (0.59)
                                                                        --------              --------      --------
Dilution due to capital share rights offering ........................        --                    --            --
                                                                        --------              --------      --------
Anti-dilutive impact due to capital shares tendered or repurchased ...      0.16                    --          0.22
                                                                        --------              --------      --------
Net asset value, end of period .......................................     $8.88                 $9.93        $11.43
                                                                        ========              ========      ========
Market value, end of period ..........................................     $7.63                 $8.43        $8.438
                                                                        ========              ========      ========
Total investment return (a) ..........................................     (9.49)%               13.18%       (20.04)%
                                                                        ========              ========      ========

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) ..............................   $90,079              $134,289      $154,473
Ratio of expenses to average net assets, including taxes (b) .........      2.55%(c)              2.71%         2.98%
Ratio of expenses to average net assets, excluding taxes .............      2.10%(c)              1.54%         1.73%
Ratio of net investment income/(loss) to average net assets (b) ......      2.38%(c)(d)           1.91%        (0.45)%
Portfolio turnover rate ..............................................     14.03%                29.81%        24.25%

--------------------------------------------------------------------------------

# Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
* Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and June 30, 2002.
+  Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.

================================================================================

10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS Section
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------------------
                                           1999       1998       1997      1996        1995        1994        1993        1992
                                         --------    -------   --------  --------    --------    --------    --------    --------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period..     $12.59     $21.61     $22.59    $26.45      $26.26      $20.13      $15.55      $14.84
                                         --------    -------   --------  --------    --------    --------    --------    --------
Net investment income/(loss)..........       0.09       0.38       0.10      0.47        0.65        0.42        0.35        0.39
Net realized and unrealized
  gain/(loss) on investments and
  foreign currency related
  transactions++......................       3.19      (6.88)      2.32     (3.44)       0.41        6.24        5.96        1.93
                                         --------    -------   --------  --------    --------    --------    --------    --------
Net increase/(decrease) in net assets
  resulting from operations...........       3.28      (6.50)      2.42     (2.97)       1.06        6.66        6.31        2.32
                                         --------    -------   --------  --------    --------    --------    --------    --------
Dividends and distributions to
  shareholders:
Net investment income ................      (0.07)     (0.32)        --     (0.47)      (0.65)      (0.47)      (0.31)      (0.39)
Net realized gain on investments and
  foreign currency related
  transactions .......................      (0.58)     (2.20)     (3.40)    (0.26)      (0.22)      (0.06)      (0.26)      (1.22)
In excess of net investment income....         --         --         --     (0.16)         --          --          --          --
In excess of net realized gains on
  investments and foreign
  currency related transactions.......         --         --         --        --          --          --       (0.16)         --
                                         --------    -------   --------  --------    --------    --------    --------    --------
Total dividends and distributions to
  shareholders........................      (0.65)     (2.52)     (3.40)    (0.89)      (0.87)      (0.53)      (0.73)      (1.61)
                                         --------    -------   --------  --------    --------    --------    --------    --------
Dilution due to capital share rights
  offering ...........................         --         --         --        --          --          --       (1.00)         --
                                         --------    -------   --------  --------    --------    --------    --------    --------
Anti-dilutive impact due to capital
  shares tendered or repurchased......         --         --         --        --          --          --          --          --
                                         --------    -------   --------  --------    --------    --------    --------    --------
Net asset value, end of period .......     $15.22     $12.59     $21.61    $22.59      $26.45      $26.26      $20.13      $15.55
                                         ========    =======   ========  ========    ========    ========    ========    ========
Market value, end of period...........    $11.250     $9.063    $17.813   $20.875     $26.000     $23.063     $22.250     $16.563
                                         ========    =======   ========  ========    ========    ========    ========    ========
Total investment return (a) ..........      31.45%    (33.00)%     3.56%   (16.43)%     16.66%       6.05%      38.82%      53.80%
                                         ========    =======   ========  ========    ========    ========    ========    ========

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000
   omitted) ..........................   $218,027   $180,357   $303,944  $317,012    $370,275    $367,047    $281,031    $168,580
Ratio of expenses to average net
   assets, including taxes (b)........       2.16%        --       3.34%     1.96%         --          --          --        2.15%
Ratio of expenses to average net
   assets, excluding taxes............       1.64%      1.62%      1.50%     1.48%       1.46%       1.39%       1.72%       1.71%
Ratio of net investment income/(loss)
   to average net assets (b)..........       0.61%      2.29%      0.38%     1.79%       2.39%       1.74%       2.47%       2.17%
Portfolio turnover rate...............      12.01%      5.39%     35.59%     4.82%       2.38%       0.86%      11.29%       6.29%

--------------------------------------------------------------------------------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment returns for periods of less than one year are not annualized.
(b)  Ratios include effect of repatriation taxes.
(c)  Annualized.
(d) Ratio includes the effect of reversal of Chilean repatriation tax accrual; excludng the reversal, the ratio would have been 0.41%.

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities are valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market"). If the security did not trade on the Primary Market, it is valued at the closing price on another exchange where it trades. If there are no such sale prices, the value is the most recent bid. Closing prices and bid/asked quotations are supplied by one or more independent pricing services approved by the Board of Directors ("Pricing Service"). If no Pricing Service is able to provide such closing prices and there are more than two dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest asked obtained from at least two dealers, brokers or market makers. If the dealers, brokers or market makers only provide bid quotations, the value is the mean between the highest and lowest bid provided. If there is only one dealer, broker or market maker, the value is the mean between the bid and the ask quotations provided, unless the dealer, broker or market maker can only provide a bid, in which case the value is the bid.

All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2002, the Fund held 3.87% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $4,384,163 and fair value of $3,489,687. Although this security may be resold in privately negotiated transactions, the prices realized on any such sale could differ from the price originally paid by the Fund or the current carrying value, and the difference could be material. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2002, the interest rate was 1.05%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 2001, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $349,317 which expires in 2009. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of losses for U.S. federal income tax purposes. Undistributable ordinary income on a tax basis is the same as book basis.

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 2001, within the prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer realized capital losses of $582,969.

The Fund is subject to a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net unrealized gains on certain securities held in Chilean pesos. Realized capital gains on the most liquid stocks will not be subject to the tax. Realized capital gains on illiquid shares, interest and dividends received will continue to be subject to the remittance tax. Management of the Fund, in conjunction with the Fund's tax advisors, continually evaluates the effects on the Fund's tax liability. At June 30, 2002, the Fund had $241,532 in Chilean repatriation taxes payable.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (measured at the time of investment) in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on any such sale could be less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million, and 1.10% of amounts over $100 million. For the six months ended June 30, 2002, CSAM earned $544,668 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2002, CSAM was reimbursed $5,951 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's Chilean sub-adviser. As compensation for its services, Celfin is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 0.10% of the next $50 million and 0.05% of amounts over $100 million. For the six months ended June 30, 2002, these sub-advisory fees amounted to $53,332.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million and 0.04% of amounts over $150 million. For the six months ended June 30, 2002, BSFM earned $41,617 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to CSAM, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower) and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the six months ended June 30, 2002, the administration fees, supplemental administration fees and accounting fees amounted to $24,650, $30,557 and $2,020, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2002, Merrill was paid $23,782 for its services to the Fund.

================================================================================

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 10,139,926 shares outstanding at June 30, 2002, CSAM owned 14,615 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2002 was $86,659,828. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $4,064,510, was composed of gross appreciation of $21,324,147 for those investments having an excess of value over cost and gross depreciation of $17,259,637 for those investments having an excess of cost over value.

For the six months ended June 30, 2002, purchases and sales of securities, other than short-term investments, were $14,640,662 and $46,738,254, respectively.

 NOTE E. CREDIT FACILITY

Through June 18, 2002, the Fund, together with other funds advised by CSAM (collectively the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Prior Credit Facility, which is allocated among the Participating Funds in such a manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal Funds rate plus 0.50%.

Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest rate is unchanged. At June 30, 2002 and during the six months ended June 30, 2002, the Fund had no borrowings under either credit facility.

 NOTE F. TENDER OFFER

On November 27, 2001, the Fund's Board of Directors approved a tender offer to acquire up to 25% of the outstanding shares of the Fund's common stock at a per share cash purchase price equal to 95% of the Fund's net asset value as of the expiration date of the tender offer period. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading.

On January 4, 2002, the Fund commenced a tender offer to acquire up to 25% of its outstanding shares of common stock at a per share cash purchase price equal to 95% of net asset value per share as of February 4, 2002, the day the offer expired. Upon expiration of the offer, the Fund accepted for payment 3,379,976 shares of common stock of the Fund at a price of $9.02 per share. A total of 9,723,675 shares were properly tendered; therefore on a pro-rated basis, 34.76% of the shares so tendered by each tendering shareholder were accepted for payment.

================================================================================

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 25, 2002, the Annual Meeting of Shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTORS                                   FOR        WITHHELD
-----------------                                ---------    ---------
James J. Cattano                                 4,057,500    3,530,895
Richard W. Watt                                  6,724,930      863,465

In addition to the directors re-elected at the meeting, Enrique R. Arzac, George
W. Landau and William W. Priest, Jr. continue to serve as directors of the Fund.

Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Board of Directors.

(2) A non-binding shareholder recommendation that the Board of Directors take the steps necessary to convert the Fund to an open-end structure or otherwise permit shareholders to realize net asset value for their shares.

                                        FOR        AGAINST      ABSTAIN
                                     ---------    ---------     -------
                                     4,243,030    1,578,892      88,313

================================================================================

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Chile Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant

================================================================================
in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

================================================================================

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-1944; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940.

InvestLink is a service mark of EquiServe, L.P.
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                                                                              19

 PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-   Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.

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20

 ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT POLICY (UNAUDITED)

A new Securities and Exchange Commission rule requires funds to invest at least 80% of their net assets (plus any borrowings for investment purposes) in the type of securities suggested by their name. The new rule applies to The Chile Fund, Inc. (the "Fund"). Accordingly, at a meeting held on February 13, 2002, the Board of Directors adopted a new investment policy for the Fund. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Chilean securities. The new policy will not result in any change to the way the Fund is currently managed. If the Board of Directors elects to change this 80% policy, the Fund will provide shareholders with at least 60 days' advance notice. As of June 30, 2002, 98.53% of the Fund's net assets were invested in Chilean securities.

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                                                                              21

 OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund

For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-927-2874. For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.
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22

 SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of June 30, 2002, CSAM managed over $66 billion in the U.S. and, together with its global affiliates, managed assets of over $313 billion in 14 countries. Credit Suisse Funds is the U.S. mutual-fund family of CSAM.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily), THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "Chile". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund  (DHY)

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------
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

 DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac           Director

James J. Cattano           Director

George W. Landau           Director

William W. Priest, Jr.     Director

Laurence R. Smith          Chairman of the Board of Directors and Chief
                           Executive Officer

Richard W. Watt            President and Director

Yaroslaw Aranowicz         Chief Investment Officer

Emily Alejos               Investment Officer

Hal Liebes                 Senior Vice President

Michael A. Pignataro       Chief Financial Officer and Secretary

Rocco A. Del Guercio       Vice President

Robert M. Rizza            Treasurer

 INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

 INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements
herein, is sent to the shareholders of the Fund
for their information. The financial information
included herein is taken from the records of the
Fund without examination by independent
accountants who do not express an opinion thereon.
It is not a prospectus, circular or representation
intended for use in the purchase or sale of shares
of the Fund or of any securities mentioned in this
report.                                                 [CH LISTED NYSE(R) LOGO]

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                                                                      3911-SA-02